Exhibit 99.1

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA, 31902-2567	tel fax web	+1.706.649.2307 +1.706.649.5740 www.tsys.com

TSYS Reports Third Quarter Earnings

Revises Revenue Guidance and Reaffirms EPS Guidance

COLUMBUS, Ga., October 25, 2016 — TSYS (NYSE: TSS) reported results for the third quarter of 2016.

“We were very pleased with this quarter’s financial performance as all four of our operating segments exceeded our expectations. We remain on track with our TransFirst integration activities and continue to be laser-focused on successfully combining our legacy merchant businesses with TransFirst,” said M. Troy Woods, chairman and chief executive officer of TSYS.

Highlights for the third quarter of 2016 include:

•	Total revenues were $1.1 billion, an increase of 62.0% over last year’s $707.9 million.

•	Net revenue (non-GAAP), which excludes reimbursable items, interchange and assessment expense, was $789.6 million, an increase of 24.1% over last year’s $636.4 million.

•	GAAP net income attributable to TSYS common shareholders was $85.4 million, a decrease of 29.2% from last year’s $120.6 million. GAAP basic earnings per share (EPS) were $0.46 per share, a decrease of 29.2% from last year’s $0.66.

•	Adjusted EBITDA (non-GAAP) was $269.1 million, an increase of 12.7% over last year’s $238.9 million. Q3 ’15 results included tax benefits of $15.1 million that did not recur in 2016.

•	Adjusted earnings (non-GAAP) were $130.7 million, a decrease of 8.8% over last year’s $143.3 million. Q3 ’15 adjusted earnings and adjusted EPS (non-GAAP) included $23.6 million and $0.13, respectively, of tax related benefits that did not recur in 2016. Q3 ’16 adjusted EPS was $0.71, which included $0.06 of headwinds for currency and severance expenses, a decrease of 8.7% over last year’s $0.78.

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA, 31902-2567	tel fax web	+1.706.649.2307 +1.706.649.5740 www.tsys.com

“Our cash flow from operating activities and free cash flow for the first nine months of the year were both records. This allowed us to reduce our debt by $175 million during the quarter, bringing the total debt reduction to $300 million year to date,” said Woods.

During the third quarter, currencies, including the rapid and steep decline in the British Pound compared to the U. S. Dollar, negatively impacted total revenues and net revenue by $14 million and $13 million, respectively, on a constant currency basis compared to 2015. A similar impact is expected in Q4. This same constant currency comparison negatively impacted EPS by $0.03 in Q3 ’16 and is expected to have a similar impact in Q4.

The Consumer Financial Protection Bureau released its long-awaited rule on prepaid financial products on October 5, 2016. The new rule is not expected to have a significant financial impact on 2016 results. Additional details on the impact of the new rule will be discussed at today’s quarterly conference call.

Updated 2016 Outlook

As a result of currency headwinds, total and net revenue guidance are being adjusted. EPS guidance remains unchanged. The resulting revised guidance is below.

	2016 Revised Financial Outlook Range			Percent Change
(in millions, except per share amounts)
Revenue:
Total revenues (GAAP)	$4,150	to	$4,170	49%	to	50%
Net revenue (non-GAAP)	$3,030	to	$3,045	21%	to	22%
Earnings per share:
Basic EPS (GAAP)	$1.77	to	$1.83	(10%)	to	(7%)
Adjusted EPS attributable to TSYS common shareholders from continuing operations (non-GAAP)	$2.78	to	$2.85	13%	to	16%
Average basic weighted shares	183.7

Conference Call

TSYS will host its quarterly conference call at 5:00 p.m. ET on Tuesday, October 25. The conference call can be accessed via simultaneous Internet broadcast on the “Investor Relations” section of TSYS’ website at investors.tsys.com where an accompanying slide presentation will also be available. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call.

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA, 31902-2567	tel fax web	+1.706.649.2307 +1.706.649.5740 www.tsys.com

Non-GAAP Measures

This press release contains information prepared in conformity with GAAP as well as non-GAAP information. It is management’s intent to provide non-GAAP financial information to enhance understanding of its consolidated financial information as prepared in accordance with GAAP. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure and the most directly comparable GAAP financial measure are presented so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies.

Additional information about non-GAAP financial measures, including, but not limited to, net revenue, adjusted earnings, adjusted EBITDA and adjusted EPS, and a reconciliation of those measures to the most directly comparable GAAP measures is included on pages 11 to 15 of this release.

About TSYS

TSYS® (NYSE: TSS) unlocks opportunities in payments for payment providers, businesses and consumers. Our headquarters are in Columbus, Georgia, USA, and we operate in more than 80 countries with local offices across the Americas, EMEA and Asia-Pacific.

We provide seamless, secure and innovative solutions across the payments spectrum — from issuer processing and merchant acquiring to prepaid program management — delivered through partnership and expertise. We succeed because we put people, and their needs, at the heart of every decision. It’s an approach we call ‘People-Centered Payments®’.

Our industry is changing every day — and we’re leading the way toward the payments of tomorrow. We routinely post all important information on our website. For more, visit us at tsys.com.

Forward-Looking Statements

This press release contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements often address our expected future business and financial performance and often contain words such as “expect,” “anticipate,” “intend,” “believe,” “should,” “plan,” “potential,” “will,” “could,” and similar expressions. These forward-looking statements include, among others, statements regarding TSYS’ expectation with respect to the impact of constant currency on revenues and EPS in the fourth quarter of 2016, the expected impact of the Consumer Financial Protection Bureau’s new rule regarding prepaid financial products on TSYS’ 2016 results, TSYS’earnings guidance for 2016 total revenues, net revenue, basic EPS and adjusted EPS, and the assumptions underlying such statements. These statements are based on the current beliefs and expectations of TSYS’ management, are based on management’s assumptions and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results or

Total System Services, Inc. One TSYS Way P.O. Box 2567 Columbus, GA, 31902-2567	tel fax web	+1.706.649.2307 +1.706.649.5740 www.tsys.com

events to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to, the material breach of security of any of TSYS’ systems; TSYS’ ability to integrate acquisitions and achieve the anticipated growth opportunities and other benefits of the acquisitions, particularly the recently closed TransFirst acquisition; the effect of current domestic and worldwide economic conditions; risks associated with foreign operations, including adverse developments with respect to foreign currency exchange rates, and in particular with respect to the current environment, adverse developments with respect to foreign currency exchange rates as a result of the United Kingdom’s decision to leave the European Union (Brexit); expenses are incurred associated with the signing of a significant client; TSYS does not convert clients’ portfolios as scheduled; the deconversion of a significant client; changes occur in laws, rules, regulations, credit card association rules, prepaid industry rules or other industry standards affecting TSYS and our clients that may result in costly new compliance burdens on TSYS and our clients and lead to a decrease in the volume and/or number of transactions processed or limit the types and amounts of fees that can be charged to customers, and in particular the CFPB’s new rule regarding prepaid financial products; the costs and effects of litigation, investigations or similar matters or adverse facts and developments relating thereto; adverse developments with respect to the payment card industry in general, including a decline in the use of cards as a payment mechanism; and growth rates of TSYS’ existing clients are lower than anticipated or attrition rates of existing clients are higher than anticipated. Additional risks and other factors that could cause actual results or events to differ materially from those contemplated in this release can be found in TSYS’ filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. TSYS disclaims any obligation to update any forward-looking statements as a result of new information, future developments or otherwise except as required by law.

Contacts:

Cyle Mims

TSYS Media Relations

+1.706.644.3110

cylemims@tsys.com

Shawn Roberts

TSYS Investor Relations

+1.706.644.6081

shawnroberts@tsys.com

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TSYS Announces Third Quarter 2016 Earnings

TSYS

Financial Highlights

(unaudited)

(in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
			Percent			Percent
	2016	2015	Change	2016	2015	Change
Total revenues	$1,146,888	707,890	62.0%	$3,037,853	2,062,698	47.3%

Cost of services	840,300	456,465	84.1	2,166,731	1,366,141	58.6
Selling, general and administrative expenses	151,261	88,321	71.3	428,287	280,355	52.8

Total expenses*	991,561	544,786	82.0	2,595,018	1,646,496	57.6

Operating income	155,327	163,104	(4.8)	442,835	416,202	6.4

Nonoperating expenses	(30,005)	(8,564)	nm	(82,506)	(27,982)	nm

Income before income taxes, noncontrolling interests and equity in income of equity investments	125,322	154,540	(18.9)	360,329	388,220	(7.2)
Income taxes	44,247	37,825	17.0	127,966	119,204	7.4

Income before noncontrolling interests and equity in income of equity investments	81,075	116,715	(30.5)	232,363	269,016	(13.6)
Equity in income of equity investments, net of tax	6,366	5,336	19.3	19,234	15,309	25.6

Net income	87,441	122,051	(28.4)	251,597	284,325	(11.5)
Net income attributable to noncontrolling interests	(2,089)	(1,429)	(46.2)	(5,909)	(3,109)	(90.1)

Net income attributable to TSYS common shareholders	$85,352	120,622	(29.2)%	$245,688	281,216	(12.6)%

Earnings per share (EPS):
Basic EPS	$0.46	0.66	(29.2)%	$1.34	1.53	(12.3)%

Diluted EPS	$0.46	0.65	(29.0)%	$1.33	1.52	(12.1)%

Weighted average shares outstanding:
(includes participating securities)
Basic	183,830	183,954		183,601	184,320

Diluted	184,642	185,281		184,430	185,534

Dividends declared per share	$0.10	0.10		$0.30	0.30

Non-GAAP measures:
Net revenue	$789,588	636,386	24.1%	$2,256,169	1,854,254	21.7%

Adjusted EPS	$0.71	0.78	(8.7)%	$2.11	1.89	11.5%

Adjusted EBITDA	$269,142	238,898	12.7%	$774,003	638,889	21.1%

* Certain amounts in prior quarters in 2016 have been reclassed between cost of services and selling, general and administrative expenses.

** See reconciliation of non-GAAP.

** nm = not meaningful

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TSYS Announces Third Quarter 2016 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,

			Change				Change

	2016	2015	$	%	2016	2015	$	%

Operating income (a)	$155,327	163,104	(7,777)	(4.8)%	$442,835	416,202	26,633	6.4%
Share-based compensation	13,069	11,295	1,774	15.7	33,792	31,468	2,324	7.4
TransFirst M&A expenses	1,830	-	1,830	na	25,908	-	25,908	na
Acquisition intangible amortization	53,341	22,883	30,458	nm	134,748	69,601	65,147	93.6

Adjusted operating income (b)	$223,567	197,282	26,285	13.3%	$637,283	517,271	120,012	23.2%

Adjusted segment operating income:
North America Services (c)	$113,425	113,946	(521)	(0.5)%	$350,955	324,902	26,053	8.0%
International Services (d)	15,524	18,370	(2,846)	(15.5)	41,564	38,706	2,858	7.4
Merchant Services (e)	90,784	42,387	48,397	nm	219,056	117,192	101,864	86.9
NetSpend (f)	40,856	37,315	3,541	9.5	125,538	109,224	16,314	14.9
Corporate admin and other	(37,022)	(14,736)	(22,286)	nm	(99,830)	(72,753)	(27,077)	(37.2)

Adjusted segment operating income	$223,567	197,282	26,285	13.3%	$637,283	517,271	120,012	23.2%

Total revenues (g)	$1,146,888	707,890	438,998	62.0%	$3,037,853	2,062,698	975,155	47.3%
Less: reimbursable items, interchange and assessments expenses	357,300	71,504	285,796	nm	781,684	208,444	573,240	nm

Net revenue (h)	789,588	636,386	153,202	24.1	2,256,169	1,854,254	401,915	21.7
Intersegment revenues	8,454	7,000	1,454	20.8	29,498	25,098	4,400	17.5

Segment net revenue	$798,042	643,386	154,656	24.0%	$2,285,667	1,879,352	406,315	21.6%

Segment net revenue
North America Services (i)	$300,754	293,571	7,183	2.4%	$901,563	846,989	54,574	6.4%
International Services (j)	79,445	86,446	(7,001)	(8.1)	236,570	244,033	(7,463)	(3.1)
Merchant Services (k)	262,494	123,721	138,773	nm	644,573	351,987	292,586	83.1
NetSpend (l)	155,349	139,648	15,701	11.2	502,961	436,343	66,618	15.3

Segment net revenue	$798,042	643,386	154,656	24.0%	$2,285,667	1,879,352	406,315	21.6%

Operating margin (GAAP) (a)/(g)	13.5%	23.0%			14.6%	20.2%

Adjusted Operating margin on net revenue (b)/(h)	28.3%	31.0%			28.3%	27.9%

Adjusted segment operating margin on net revenue
North America Services(c)/(i)	37.7%	38.8%			38.9%	38.4%

International Services (d)/(j)	19.5%	21.3%			17.6%	15.9%

Merchant Services (e)/(k)	34.6%	34.3%			34.0%	33.3%

NetSpend (f)/(l)	26.3%	26.7%			25.0%	25.0%

nm = not meaningful

na = not applicable

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TSYS Announces Third Quarter 2016 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,

			Change				Change

	2016	2015	$	%	2016	2015	$	%

Depreciation and amortization:
North America Services	$27,540	25,300	2,240	8.9%	$82,464	72,831	9,633	13.2%
International Services	7,050	8,678	(1,628)	(18.8)	23,394	26,084	(2,690)	(10.3)
Merchant Services	6,846	4,670	2,176	46.6	18,702	13,394	5,308	39.6
NetSpend	3,241	2,632	609	23.1	9,466	7,547	1,919	25.4

Segment depreciation and amortization	44,677	41,280	3,397	8.2	134,026	119,856	14,170	11.8
Acquisition intangible amortization	53,341	22,883	30,458	nm	134,748	69,601	65,147	93.6
Corporate admin and other	898	336	562	nm	2,694	1,762	932	52.9

Total depreciation and amortization	$98,916	64,499	34,417	53.4%	$271,468	191,219	80,249	42.0%

Segment statistical data:

Transactions (in millions)
North America Services:	4,361.5	4,156.7	204.8	4.9%	12,657.7	11,509.6	1,148.1	10.0%
International Services:	698.8	626.1	72.7	11.6	1,975.7	1,812.0	163.7	9.0

Total transactions	5,060.3	4,782.8	277.5	5.8%	14,633.4	13,321.6	1,311.8	9.8%

Accounts on file (AOF) (in millions)
North America Services:					652.5	685.5	(33.0)	(4.8)%
International Services:					86.3	74.9	11.4	15.2

Total AOF					738.8	760.4	(21.6)	(2.8)%

Traditional accounts on file (AOF) (in millions)
North America Services:					444.6	404.6	40.0	9.9%
International Services:					66.6	63.3	3.3	5.2

Total Traditional AOF					511.2	467.9	43.3	9.2%

Merchant Services
Point-of-sale transactions (in millions)	1,177.1	1,117.3	59.8	5.4%	3,427.6	3,191.3	236.3	7.4%
Dollar sales volume (in millions)	$28,680.7	12,055.7	16,625.0	nm %	$69,024.9	35,671.5	33,353.4	93.5%

NetSpend
Gross dollar volume (in millions)	$6,367.0	5,391.2	975.8	18.1%	$22,143.3	18,582.8	3,560.5	19.2%

Direct deposit 90-day active cards (in thousands)					2,079.8	1,796.0	283.8	15.8%
90-day active cards (in thousands)					4,162.7	3,643.4	519.3	14.3%
% of 90-day active cards with direct deposit					50.0%	49.3%

nm = not meaningful

na = not applicable

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TSYS Announces Third Quarter 2016 Earnings

TSYS
Condensed Balance Sheet
(unaudited)
(in thousands)

	September 30, 2016	December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$446,883	389,328
Accounts receivable, net	413,867	314,705
Other current assets	124,118	154,199

Total current assets	984,868	858,232
Goodwill	3,254,422	1,545,424
Other intangible assets, net	954,821	328,320
Property, equipment and software, net	722,749	694,968
Other long term assets	458,318	450,951

Total assets	$6,375,178	3,877,895

Liabilities
Current liabilities:
Accounts payable	$36,659	52,213
Notes payable and capital leases	43,244	53,546
Other current liabilities	289,572	233,173

Total current liabilities	369,475	338,932
Bonds payable, notes payable and capital leases, excluding current portion	3,425,147	1,377,541
Deferred tax liability	398,083	192,445
Other long-term liabilities	91,751	96,885

Total liabilities	4,284,456	2,005,803

Redeemable noncontrolling interest	25,053	23,410

Equity
Shareholders’ equity	2,065,669	1,843,018
Noncontrolling interests in consolidated subsidiaries	-	5,664

Total equity	2,065,669	1,848,682

Total liabilities and equity	$6,375,178	3,877,895

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TSYS Announces Third Quarter 2016 Earnings

TSYS
Selected Cash Flow Highlights
(unaudited)
(in thousands)

	Nine Months Ended September 30,
	2016	2015
Cash flows from operating activities:
Net income	$251,597	284,325
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of equity investments	(19,234)	(15,309)
Dividends received from equity investments	15,246	12,092
Depreciation and amortization	271,468	191,219
Amortization of debt issuance costs	12,499	1,378
Share-based compensation	33,792	31,468
Deferred income tax expense (benefit)	4,110	(25,960)
Other noncash adjustments	35,508	29,039
Changes in operating assets and liabilities	(54,026)	(47,698)

Net cash provided by operating activities	550,960	460,554

Net cash used in investing activities	(2,457,138)	(138,618)

Net cash provided by (used in) financing activities	1,969,628	(158,429)

Cash and cash equivalents:
Effect of exchange rate changes on cash and cash equivalents	(5,895)	(4,840)

Net increase in cash and cash equivalents	57,555	158,667
Cash and cash equivalents at beginning of period	389,328	289,183

Cash and cash equivalents at end of period	$446,883	447,850

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TSYS Announces Third Quarter 2016 Earnings

TSYS
Supplemental Information
(unaudited)

Other
AOF:	Total Accounts on File
(in millions)	At September 2016	At September 2015	% Change

Consumer	433.5	399.0	8.6
Commercial	48.0	44.1	8.9
Other	29.7	24.8	19.5

Traditional AOF	511.2	467.9	9.2
Prepaid*/Stored Value	58.9	133.8	(56.0)
Government Services	85.7	78.7	9.0
Commercial Card Single Use	83.0	80.0	3.8

Total AOF	738.8	760.4	(2.8)

* Prepaid does not include NetSpend accounts
Growth in Accounts on File (in millions) :
	September 2015 to September 2016	September 2014 to September 2015

Beginning balance	760.4	605.5
Change in accounts on file due to:
Internal growth of existing clients	53.8	41.0
New clients	31.6	153.7
Purges/Sales	(16.7)	(38.3)
Deconversions	(90.3)	(1.5)

Ending balance	738.8	760.4

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TSYS Announces Third Quarter 2016 Earnings

Reconciliation of GAAP to Non-GAAP Financial Measures

Non-GAAP Measures

The schedules below provide a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents third quarter 2016 financial results using the previous year’s foreign currency exchange rates. On a constant currency basis, TSYS’ total revenues grew 48.5% as compared to a reported GAAP increase of 47.3%.

The schedules below also provide a reconciliation of EPS to adjusted EPS.

The schedules below also provide a reconciliation of net income to EBITDA and adjusted EBITDA.

The schedules below also provide a reconciliation of operating margin to adjusted operating margin excluding severance.

The schedules below also provide a reconciliation of cash flows from operating activities and capital expenditures to free cash flow.

The schedules below also provide a reconciliation of 2016 guidance of total revenues to net revenue and EPS to adjusted EPS.

The tax rate used in the calculation of adjusted EPS for the quarter and year is equal to an estimate of our annual effective tax rate on GAAP income. This effective rate is estimated annually and may be adjusted during the year to take into account events or trends that materially impact the effective tax rate including, but not limited to, significant changes resulting from tax legislation, material changes in the mix of revenues and expenses by entity and other significant events.

TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and potential investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.

Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled measures of other companies due to potential inconsistencies in the method of calculation.

TSYS believes that its provision of non-GAAP financial measures provides investors with important key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

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TSYS Announces Third Quarter 2016 Earnings

Reconciliation of GAAP to Non-GAAP
Constant Currency Comparison
(unaudited)
(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
			Percent			Percent
	2016	2015	Change	2016	2015	Change
Consolidated
Constant currency (1)	$1,161,181	707,890	64.0%	$3,063,788	2,062,698	48.5%
Foreign currency impact (2)	(14,293)	-		(25,935)	-

Total revenues	$1,146,888	707,890	62.0%	$3,037,853	2,062,698	47.3%

Constant currency (1)	$802,958	636,386	26.2%	$2,280,389	1,854,254	23.0%
Foreign currency impact (2)	(13,370)	-		(24,220)	-

Net revenue	$789,588	636,386	24.1%	$2,256,169	1,854,254	21.7%

Constant currency (1)	$161,567	163,104	(0.9)%	$452,196	416,202	8.6%
Foreign currency impact (2)	(6,240)	-		(9,361)	-

Operating income	$155,327	163,104	(4.8)%	$442,835	416,202	6.4%

International Services
Constant currency (1)	$99,171	92,177	7.6%	$279,332	261,597	6.8%
Foreign currency impact (2)	(14,338)	-		(25,917)	-

Total revenues	$84,833	92,177	(8.0)%	$253,415	261,597	(3.1)%

Constant currency (1)	$92,861	86,446	7.4%	$260,772	244,033	6.9%
Foreign currency impact (2)	(13,416)	-		(24,202)	-

Net revenue	$79,445	86,446	(8.1)%	$236,570	244,033	(3.1)%

(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.
Net Revenue
(unaudited)
(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
			Percent			Percent
	2016	2015	Change	2016	2015	Change
Total revenues	$1,146,888	707,890	62.0%	$3,037,853	2,062,698	47.3%
Less: reimbursable items, interchange and assessments expenses	357,300	71,504	nm	781,684	208,444	nm

Net revenue	$789,588	636,386	24.1%	$2,256,169	1,854,254	21.7%

nm = not meaningful

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TSYS Announces Third Quarter 2016 Earnings

Reconciliation of GAAP to Non-GAAP

Adjusted Earnings per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2016	2015	Percent Change	2016	2015	Percent Change

Income attributable to TSYS common shareholders	$85,352	120,622	(29.2)%	$245,688	281,216	(12.6)%
Adjust for amounts attributable to TSYS common shareholders:
Add: Acquisition intangible amortization	$53,065	22,607	nm	$133,920	68,774	94.7
Add: Share-based compensation	13,059	11,291	15.7	33,766	31,459	7.3
Add: TransFirst M&A expenses*	1,830	-	na	35,689	-	na
Less: Tax impact of adjustments**	(22,633)	(11,250)	nm	(62,264)	(33,267)	(87.2)

Adjusted earnings	$130,673	143,270	(8.8)%	$386,799	348,182	11.1%

Add: Severance impact	8,749	-	na	8,749	-	na
Add: Severance impact - Share-based compensation	147	-	na	147	-	na
Add: Currency impact	6,320	-	na	9,564	-	na
Less: Federal & state R&D tax credits and related expenses	-	(15,084)	nm	-	(15,084)	nm
Less: Tax impact of adjustments	(4,671)	(8,473)	nm	(5,686)	(8,473)	nm

Adjusted earnings excluding impact of severance, currency and tax credits	$141,218	119,713	18.0%	$399,573	324,625	23.1%

Basic EPS - Income attributable to TSYS common shareholders
As reported (GAAP)	$0.46	0.66	(29.2)%	$1.34	1.53	(12.3)%

Adjusted EPS	$0.71	0.78	(8.7)%	$2.11	1.89	11.5%

Add/Less: Impact of severance, currency and tax credits	0.06	(0.13)	nm	0.07	(0.13)	nm

Adjusted EPS without impact of severance, currency and tax credits	$0.77	0.65	18.0%	$2.18	1.76	23.5%

Weighted average shares outstanding	183,830	183,954		183,601	184,320

*	Costs associated with the TransFirst acquisition and integration that are included in selling, general and administrative expenses and nonoperating expenses.
**	Certain of these merger and acquisition costs are nondeductible for income tax purposes. Income tax impact includes a discrete item as a result of the acquisition.

Adjusted EBITDA

(unaudited)

(in thousands)

		Three Months Ended September 30,					Nine Months Ended September 30,
		2016	2015	Percent Change			2016	2015	Percent Change

Net income	$	87,441	122,051	(28.4)%		$	251,597	284,325	(11.5)%
Adjust for:
Less: Equity in income of equity investments		(6,366)	(5,336)	(19.3)			(19,234)	(15,309)	(25.6)
Add: Income taxes		44,247	37,825	17.0			127,966	119,204	7.4
Add: Nonoperating expense		30,005	8,564	nm			82,506	27,982	nm
Add: Depreciation and amortization		98,916	64,499	53.4			271,468	191,219	42.0

EBITDA	$	254,243	227,603	11.7	%	$	714,303	607,421	17.6	%
Adjust for:
Add: Share-based compensation		13,069	11,295	15.7			33,792	31,468	7.4
Add: TransFirst M&A expenses*		1,830	-	na			25,908	-	na

Adjusted EBITDA	$	269,142	238,898	12.7	%	$	774,003	638,889	21.1	%

 * Costs associated with the TransFirst acquisition and integration that are included in selling, general and administrative expenses.

nm = not meaningful

na = not applicable

- more -

TSYS Announces Third Quarter 2016 Earnings

Reconciliation of GAAP to Non-GAAP

TSYS

Operating Margins Excluding the Impact of Severance

(unaudited)

(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	As reported	Severance	Adjusted	As reported	Severance	Adjusted
	2016		2016	2016		2016

Operating income (a)	$155,327	8,749	164,076	$442,835	8,749	451,584
Share-based compensation	13,069	147	13,216	33,792	147	33,939
TransFirst M&A expenses	1,830	-	1,830	25,908	-	25,908
Acquisition intangible amortization	53,341	-	53,341	134,748	-	134,748

Adjusted segment operating income (b)	$223,567	8,896	232,463	$637,283	8,896	646,179

Adjusted segment operating income:
North America Services (c)	$113,425	6,103	119,528	$350,955	6,103	357,058
International Services (d)	15,524	1,882	17,406	41,564	1,882	43,446
Merchant Services (e)	90,784	81	90,865	219,056	81	219,137
NetSpend (f)	40,856	182	41,038	125,538	182	125,720
Corporate admin and other	(37,022)	648	(36,374)	(99,830)	648	(99,182)

Adjusted segment operating income (b)	$223,567	8,896	232,463	$637,283	8,896	646,179

Total revenues (g)	$1,146,888		1,146,888	$3,037,853		3,037,853
Less: reimbursable items, interchange and
assessments expenses	357,300		357,300	781,684		781,684

Net revenue (h)	$789,588		789,588	$2,256,169		2,256,169

Segment net revenue
North America Services (i)	$300,754		300,754	$901,563		901,563
International Services (j)	79,445		79,445	236,570		236,570
Merchant Services (k)	262,494		262,494	644,573		644,573
NetSpend (l)	155,349		155,349	502,961		502,961
Intersegment revenues	(8,454)		(8,454)	(29,498)		(29,498)

Net revenue (h)	$789,588		789,588	$2,256,169		2,256,169

Operating margin (GAAP) (a)/(g)	13.5%		14.3%	14.6%		14.9%

Adjusted operating margin on net revenue (b)/(h)	28.3%		29.4%	28.3%		28.6%

Adjusted segment operating margin on net revenue
North America Services(c)/(i)	37.7%		39.7%	38.9%		39.6%

International Services (d)/(j)	19.5%		21.9%	17.6%		18.4%

Merchant Services (e)/(k)	34.6%		34.6%	34.0%		34.0%

NetSpend (f)/(l)	26.3%		26.4%	25.0%		25.0%

-more-

TSYS Announces Third Quarter 2016 Earnings

Reconciliation of GAAP to Non-GAAP
Free Cash Flow
(unaudited)
(in thousands)

	Nine Months Ended
Free cash flow:	September 30,
	2016	2015

Net cash provided by operating activities	$550,960	460,554
Capital expenditures	(107,335)	(136,183)

Free cash flow	$443,625	324,371

Guidance Summary
(unaudited)
(in thousands, except per share data)

Revenue:	2016			% Change

Total revenues (GAAP)	$4,150	to	$4,170	49%		to	50%

Less: reimbursable items, interchange and assessments expenses	1,120	to	1,125

Net revenue (non-GAAP)	$3,030	to	$3,045	21%		to	22%

Earnings per share (EPS)

Basic EPS (GAAP)	$1.77	to	$1.83	(10%	)	to	(7%)

Acquisition intangible amortization, share-based compensation and Transfirst M&A expenses, less the tax impact of adjustments	1.01	to	1.02

Adjusted EPS attributable to TSYS common shareholders from continuing operations* (non-GAAP)	$2.78	to	$2.85	13%		to	16%

* Average basic weighted shares		183.7

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